                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-10067
                                                     -----------

                           Eaton Vance Variable Trust
                           --------------------------
               (Exact Name of registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                     (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (registrant's Telephone Number)

                                   December 31
                                   -----------
                             Date of Fiscal Year End

                                December 31, 2004
                                -----------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS
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[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT DECEMBER 31, 2004

EATON VANCE VT FLOATING-RATE INCOME FUND

[GRAPHIC IMAGE]

                      IMPORTANT NOTICES REGARDING PRIVACY,
                       DELIVERY OF SHAREHOLDER DOCUMENTS,
                      PORTFOLIO HOLDINGS, AND PROXY VOTING

PRIVACY. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

 - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

 - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

 - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

 - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

DELIVERY OF SHAREHOLDER DOCUMENTS. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

PORTFOLIO HOLDINGS. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

PROXY VOTING. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at www.sec.gov.

EATON VANCE VT FLOATING-RATE INCOME FUND as of December 31, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

THE FUND

  PERFORMANCE FOR THE YEAR ENDED DECEMBER 31, 2004

- The Fund distributed $0.253 in income dividends during the year ended December 31, 2004. Based on a $10.10 net asset value on December 31, 2004, the Fund had a distribution rate of 3.04%.(1)

- The Fund had a total return of 2.82% during the year ended December 31, 2004.(2) That return was the result of an increase in net asset value per share to $10.10 on December 31, 2004 from $10.07 on December 31, 2003 and the reinvestment of all dividends.

- For comparison, the S&P/LSTA Leveraged Loan Index (see next page for additional information about the Fund's new benchmark), had a return of 5.12% for the year ended December 31, 2004.(3)

  THE PORTFOLIO'S INVESTMENTS

- The Fund's investment objective is to provide a high level of current income. To do so, the Fund normally invests primarily in income-producing senior, floating-rate loans and other floating-rate debt securities.

- The Fund's investments included 238 borrowers at December 31, 2004, ranging across 35 different industries. The Fund's average loan size was just 0.24% of net assets, and no industry constituted more than 8% of the Portfolio. Publishing, health care, containers and glass, telecommunications and cable and satellite television were the Fund's largest industry weightings.*

- The Federal Reserve raised its Federal Funds rate - a short-term interest rate benchmark - five times from June 30 through 2004 year-end. With their relatively short interest rate reset provisions, floating-rate loans have historically generated higher income in response to rising short-term rates. At December 31, 2004, the Fund had an average days-to-reset of 53 days.

- Due to improving fundamentals and strong technical factors in the loan market, loan credit spreads for new issues narrowed and prices averaged above-par in the secondary market. These trends have increased the importance of diligent credit risk-management.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

     * Holdings and industry weightings are subject to change due to active management.

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELD WILL VARY.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

(1)THE FUND'S DISTRIBUTION RATE REPRESENTS ACTUAL DISTRIBUTIONS PAID TO SHAREHOLDERS AND IS CALCULATED DAILY BY DIVIDING THE LAST DISTRIBUTION PER SHARE (ANNUALIZED) BY THE NET ASSET VALUE.
(2) THERE IS NO SALES CHARGE. INSURANCE-RELATED CHARGES ARE NOT INCLUDED IN CALCULATIONS OF RETURNS. PLEASE REFER TO THE REPORT FOR YOUR INSURANCE CONTRACT FOR PERFORMANCE DATA REFLECTING INSURANCE RELATED CHARGES.
(3) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE VT FLOATING-RATE INCOME FUND as of December 31, 2004

PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. With this report, we are establishing the S&P/LSTA Index as the Fund's primary benchmark in the belief that it more accurately reflects the Fund's investment universe than does the Fund's previous benchmark, the CSFB Leveraged Loan Index. In accordance with Securities and Exchange Commission regulations, we are including both Indexes for this report only. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in the Fund and in the S&P/LSTA Leveraged Loan Index and the CSFB Leveraged Loan Index. The table includes the total returns of the Fund at net asset value. There is no sales charge. Insurance-related sales charges are not included in calculations of returns. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

   PERFORMANCE(1)

   Average Annual Total Return (at net asset value)

   One Year                                               2.82%
   Life of Fund (5/2/01)                                  2.00

(1) THE FUND HAS NO SALES CHARGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

[CHART]

   SECTOR ALLOCATIONS(2)

   Other Assets                                            0.8%
   Short-Term Investments                                  5.1%
   Senior Floating-Rate Interests                         94.1%

(2) As a percentage of net assets as of December 31, 2004. Holdings subject to change due to active management.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE VT FLOATING-RATE INCOME FUND VS. THE S&P/LSTA LEVERAGED LOAN INDEX AND THE CSFB LEVERAGED LOAN INDEX*

May 31, 2001 - December 31, 2004

                    VARIABLE TRUST FLOATING-RATE INCOME FUND
                                Inception: 5/2/01

                   EATON VANCE VT            CSFB            S&P/LSTA
                    FLOATING-RATE       LEVERAGED LOAN    LEVERAGED LOAN
  DATE              INCOME FUND              INDEX            INDEX
 5/31/2001            10,000                 10,000            10,000
 6/30/2001            10,024                 10,012            10,002
 7/31/2001            10,045                 10,038            10,087
 8/31/2001            10,065                 10,118            10,156
 9/30/2001            10,078                  9,925            10,001
10/31/2001            10,090                  9,770             9,889
11/30/2001            10,097                  9,923            10,010
12/31/2001            10,101                 10,026            10,092
 1/31/2002            10,104                 10,081            10,143
 2/28/2002            10,107                 10,043            10,120
 3/31/2002            10,100                 10,159            10,236
 4/30/2002            10,102                 10,268            10,363
 5/31/2002            10,106                 10,261            10,365
 6/30/2002            10,110                 10,107            10,265
 7/31/2002            10,113                  9,953            10,167
 8/31/2002            10,116                  9,924            10,137
 9/30/2002            10,119                  9,946            10,147
10/31/2002            10,122                  9,812            10,021
11/30/2002            10,123                  9,981            10,166
12/31/2002            10,133                 10,138            10,310
 1/31/2003            10,144                 10,275            10,414
 2/28/2003            10,157                 10,329            10,460
 3/31/2003            10,166                 10,362            10,491
 4/30/2003            10,189                 10,508            10,640
 5/31/2003            10,224                 10,649            10,738
 6/30/2003            10,267                 10,800            10,864
 7/31/2003            10,300                 10,873            10,944
 8/31/2003            10,329                 10,897            10,963
 9/30/2003            10,357                 11,006            11,089
10/31/2003            10,386                 11,105            11,172
11/30/2003            10,403                 11,186            11,240
12/31/2003            10,430                 11,255            11,318
 1/31/2004            10,458                 11,372            11,410
 2/29/2004            10,488                 11,407            11,444
 3/31/2004            10,507                 11,454            11,493
 4/30/2004            10,526                 11,507            11,544
 5/31/2004            10,526                 11,533            11,553
 6/30/2004            10,576                 11,606            11,635
 7/31/2004            10,598                 11,647            11,666
 8/31/2004            10,608                 11,665            11,690
 9/30/2004            10,632                 11,709            11,738
10/31/2004            10,669                 11,767            11,791
11/30/2004            10,708                 11,831            11,854
12/31/2004            10,725                 11,885            11,898

 * SOURCES: THOMSON FINANCIAL; BLOOMBERG, L.P.; CREDIT SUISSE FIRST BOSTON LLC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEXES' TOTAL RETURNS DO NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEXES.

EATON VANCE VT FLOATING-RATE INCOME FUND as of December 31, 2004

FUND EXPENSES

EXAMPLE: As a shareholder of the Fund, you incur ongoing costs, including transaction costs; management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 - December 31, 2004).

ACTUAL EXPENSES: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as insurance-related charges, sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    EATON VANCE VT FLOATING-RATE INCOME FUND

                              BEGINNING ACCOUNT VALUE    ENDING ACCOUNT VALUE    EXPENSES PAID DURING PERIOD*
                                    (7/1/04)                 (12/31/04)              (7/1/04 - 12/31/04)
        -----------------------------------------------------------------------------------------------------
        Actual                      $   1,000.00            $   1,014.02                    $   6.33

        Hypothetical
        (5% return per year
        before expenses)            $   1,000.00            $   1,018.90                    $   6.34

        * Expenses are equal to the Fund's annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2004. Returns do not include insurance-related charges.

EATON VANCE VT FLOATING-RATE INCOME FUND as of December 31, 2004
PORTFOLIO OF INVESTMENTS

SENIOR, FLOATING RATE INTERESTS -- 93.5%(1)

PRINCIPAL
AMOUNT            BORROWER/TRANCHE DESCRIPTION                          VALUE
---------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.9%

              ALLIANT TECHSYSTEMS, INC.
$   330,268   Term Loan, 4.90%, Maturing March 31, 2011                 $       334,809
              CERADYNE, INC.
    299,250   Term Loan, 4.00%, Maturing August 18, 2011                        303,365
              DRS Technologies, Inc.
    313,686   Term Loan, 4.08%, Maturing November 4, 2010                       316,921
              TRANSDIGM, INC.
    496,250   Term Loan, 6.03%, Maturing July 22, 2010                          503,539
---------------------------------------------------------------------------------------
                                                                        $     1,458,634
---------------------------------------------------------------------------------------

AUTOMOTIVE -- 4.2%

              COLLINS & AIKMAN PRODUCTS, CO.
$   188,781   Revolving Loan, 6.34%, Maturing August 31, 2009           $       189,410
              DAYCO PRODUCTS, LLC
    149,250   Term Loan, 4.16%, Maturing June 23, 2011                          151,675
              DURA OPERATING CORP.
    342,965   Term Loan, 4.92%, Maturing December 31, 2008                      346,394
              EXIDE TECHNOLOGIES
    170,000   Term Loan, 5.91%, Maturing May 5, 2010                            167,025
    170,000   Term Loan, 5.91%, Maturing May 5, 2010                            167,025
              FEDERAL-MOGUL CORP.
    350,000   Term Loan, 6.15%, Maturing February 24, 2005                      352,187
              THE GOODYEAR TIRE & Rubber Co.
    150,000   Term Loan, 4.48%, Maturing March 31, 2006                         152,344
    300,000   Term Loan, 6.14%, Maturing March 31, 2006                         305,125
              TI AUTOMOTIVE, LTD.
     70,000   Term Loan, 6.03%, Maturing June 30, 2011                           69,453
              TRIMAS CORP.
    301,500   Term Loan, 5.63%, Maturing December 31, 2009                      305,410
              TRW AUTOMOTIVE, INC.
    120,019   Term Loan, 3.88%, Maturing February 28, 2009                      120,319
    150,000   Term Loan, 5.66%, Maturing October 31, 2010                       150,797
    281,196   Term Loan, 3.88%, Maturing February 27, 2011                      283,867
              UNITED COMPONENTS, INC.
    370,117   Term Loan, 4.67%, Maturing June 30, 2010                          375,206
---------------------------------------------------------------------------------------
                                                                        $     3,136,237
---------------------------------------------------------------------------------------

BEVERAGE AND TOBACCO -- 1.5%

              CONSTELLATION BRANDS, INC.
$   400,000   Term Loan, 4.95%, Maturing December 22, 2011              $       405,900
              CULLIGAN INTERNATIONAL CO.
$   350,000   Term Loan, 4.85%, Maturing September 30, 2011             $       356,052
              SOUTHERN WINE & SPIRITS OF AMERICA, INC.
    342,121   Term Loan, 4.69%, Maturing June 28, 2008                          346,665
---------------------------------------------------------------------------------------
                                                                        $     1,108,617
---------------------------------------------------------------------------------------

BUILDING AND DEVELOPMENT -- 4.2%

              BRE/HOMESTEAD, LLC
$   250,000   Term Loan, 5.87%, Maturing January 11, 2006               $       249,531
              GENERAL GROWTH PROPERTIES, INC.
    705,000   Term Loan, 4.53%, Maturing November 12, 2008                      707,824
              LANDSOURCE COMMUNITIES DEVELOPMENT, LLC
    251,000   Term Loan, 4.94%, Maturing March 31, 2010                         255,000
              MUELLER GROUP, INC.
    188,991   Term Loan, 5.08%, Maturing April 25, 2011                         191,235
              NEWKIRK MASTER, L.P.
    349,170   Term Loan, 4.67%, Maturing November 24, 2006                      354,407
              NEWKIRK TENDER HOLDINGS, LLC
     85,000   Term Loan, 7.06%, Maturing May 25, 2006                            85,850
              NORTEK, INC.
    329,175   Term Loan, 4.75%, Maturing August 27, 2011                        335,073
              PANOLAM INDUSTRIES HOLDINGS
     80,574   Term Loan, 5.16%, Maturing December 3, 2010                        81,682
              PLY GEM INDUSTRIES, INC.
    168,725   Term Loan, 5.28%, Maturing February 12, 2011                      170,729
     24,775   Term Loan, 5.28%, Maturing February 12, 2011                       25,069
              ST. MARY'S CEMENT, INC.
    346,500   Term Loan, 4.56%, Maturing December 4, 2010                       350,615
              WHITEHALL STREET REAL ESTATE, L.P.
    248,252   Term Loan, 5.24%, Maturing September 11, 2006(2)                  252,670
              WILMORITE HOLDINGS, L.P.
    117,500   Term Loan, 4.68%, Maturing March 27, 2006                         118,087
---------------------------------------------------------------------------------------
                                                                        $     3,177,772
---------------------------------------------------------------------------------------

BUSINESS EQUIPMENT AND SERVICES -- 1.9%

              BUHRMANN US, INC.
$   298,500   Term Loan, 4.94%, Maturing December 31, 2010              $       302,884
              IRON MOUNTAIN, INC.
    200,000   Term Loan, 4.19%, Maturing April 2, 2011                          201,708
    542,504   Term Loan, 4.19%, Maturing April 2, 2011                          546,573
              MITCHELL INTERNATIONAL, INC.
    336,188   Term Loan, 5.55%, Maturing August 13, 2011                        341,126
---------------------------------------------------------------------------------------
                                                                        $     1,392,291
---------------------------------------------------------------------------------------

                    See notes to financial statements

PRINCIPAL
AMOUNT            BORROWER/TRANCHE DESCRIPTION                          VALUE
---------------------------------------------------------------------------------------
CABLE AND SATELLITE TELEVISION -- 4.8%

              ATLANTIC BROADBAND FINANCE, LLC
$   350,000   Term Loan, 4.81%, Maturing February 10, 2011              $       357,292
              BRESNAN COMMUNICATIONS, LLC
    300,000   Term Loan, 5.86%, Maturing September 30, 2009                     303,750
              CANADIAN CABLE ACQUISITION CO., INC.
    348,250   Term Loan, 5.56%, Maturing July 30, 2011                          352,277
              CHARTER COMMUNICATIONS OPERATING, LLC
    746,250   Term Loan, 4.00%, Maturing April 27, 2011                         747,804
              INSIGHT MIDWEST HOLDINGS, LLC
    346,500   Term Loan, 5.19%, Maturing December 31, 2009                      352,293
              MCC IOWA, LLC
    343,000   Term Loan, 3.93%, Maturing March 31, 2010                         341,553
              MEDIACOM ILLINOIS, LLC
    200,000   Term Loan, 3.90%, Maturing March 31, 2013                         200,982
              NTL, INC.
    300,000   Term Loan, 5.20%, Maturing April 13, 2012                         303,000
              PANAMSAT CORP.
    344,968   Term Loan, 5.16%, Maturing August 20, 2011                        347,357
              UGS CORP.
    298,500   Term Loan, 4.67%, Maturing May 27, 2011                           303,537
---------------------------------------------------------------------------------------
                                                                        $     3,609,845
---------------------------------------------------------------------------------------

CHEMICALS AND PLASTICS -- 4.6%

              BRENNTAG AG
$   250,000   Term Loan, 4.73%, Maturing February 27, 2012              $       252,167
              HERCULES, INC.
    397,756   Term Loan, 3.99%, Maturing October 8, 2010                        400,987
              HUNTSMAN INTERNATIONAL, LLC
    334,943   Term Loan, 4.94%, Maturing December 31, 2010                      339,214
              INVISTA B.V.
    233,491   Term Loan, 5.31%, Maturing April 29, 2011                         237,869
    105,345   Term Loan, 5.31%, Maturing April 29, 2011                         107,123
              KRATON POLYMERS, LLC
    257,972   Term Loan, 5.31%, Maturing December 5, 2008                       261,627
              NALCO CO.
    675,338   Term Loan, 4.46%, Maturing November 4, 2010                       685,785
              RESOLUTION SPECIALTY MATERIALS
     50,000   Term Loan, 4.46%, Maturing August 2, 2010                          50,828
              ROCKWOOD SPECIALTIES GROUP, INC.
    410,000   Term Loan, 4.38%, Maturing July 30, 2012                          413,171
              SOLO CUP CO.
    251,882   Term Loan, 4.88%, Maturing February 27, 2011                      256,841
              UNITED INDUSTRIES CORP.
    421,992   Term Loan, 4.63%, Maturing April 29, 2011                         429,113
---------------------------------------------------------------------------------------
                                                                        $     3,434,725
---------------------------------------------------------------------------------------

CLOTHING / TEXTILES -- 0.2%

              SI CORP.
$   130,000   Term Loan, 6.44%, Maturing December 2, 2009               $       132,194
---------------------------------------------------------------------------------------
                                                                        $       132,194
---------------------------------------------------------------------------------------

CONGLOMERATES -- 2.0%

              AMSTED INDUSTRIES, INC.
$   368,634   Term Loan, 4.97%, Maturing October 15, 2010               $       374,509
              JOHNSON DIVERSEY, INC.
    281,270   Term Loan, 4.48%, Maturing November 30, 2009                      286,060
              POLYMER GROUP, INC.
    304,958   Term Loan, 5.28%, Maturing April 27, 2010                         308,516
              PP ACQUISITION CORP.
    373,125   Term Loan, 4.67%, Maturing November 12, 2011                      378,722
              ROPER INDUSTRIES, INC.
    143,207   Term Loan, 3.72%, Maturing December 13, 2009                      144,147
---------------------------------------------------------------------------------------
                                                                        $     1,491,954
---------------------------------------------------------------------------------------

CONTAINERS AND GLASS PRODUCTS -- 5.2%

              BALL CORP.
$   345,592   Term Loan, 4.31%, Maturing December 31, 2009              $       349,804
              BERRY PLASTICS CORP.
    299,802   Term Loan, 4.22%, Maturing July 22, 2010                          303,924
              BWAY CORP.
    179,656   Term Loan, 4.51%, Maturing June 30, 2011                          182,725
              CELANESE AG
     99,750   Term Loan, 4.81%, Maturing April 6, 2009                          100,872
              DR. PEPPER/SEVEN UP BOTTLING GROUP, INC.
    313,813   Term Loan, 4.31%, Maturing December 19, 2010                      319,011
              GRAHAM PACKAGING HOLDINGS CO.
    515,000   Term Loan, 4.91%, Maturing October 7, 2011                        522,633
              GRAPHIC PACKAGING INTERNATIONAL, INC.
    503,745   Term Loan, 4.51%, Maturing August 8, 2009                         513,127
              GREIF BROS. CORP.
     75,356   Term Loan, 3.88%, Maturing August 31, 2008                         76,250
              IPG (US), INC.
    349,125   Term Loan, 4.79%, Maturing July 28, 2011                          354,362
              KRANSON INDUSTRIES, INC.
     49,750   Term Loan, 5.31%, Maturing July 30, 2011                           50,247
              OWENS-ILLINOIS, INC.
     94,490   Term Loan, 5.17%, Maturing April 1, 2008                           96,420
              PRINTPACK HOLDINGS, INC.
    257,878   Term Loan, 4.86%, Maturing April 30, 2009                         260,618
              SILGAN HOLDINGS, INC.
    288,220   Term Loan, 4.33%, Maturing December 31, 2008                      291,688

                       See notes to financial statements

PRINCIPAL
AMOUNT            BORROWER/TRANCHE DESCRIPTION                          VALUE
---------------------------------------------------------------------------------------
CONTAINERS AND GLASS PRODUCTS (CONTINUED)

              SMURFIT-STONE CONTAINER CORP.
$    42,866   Term Loan, 4.40%, Maturing November 1, 2011               $        43,571
    342,578   Term Loan, 4.40%, Maturing November 1, 2011                       348,016
    108,890   Term Loan, 4.40%, Maturing November 1, 2011                       110,642
---------------------------------------------------------------------------------------
                                                                        $     3,923,910
---------------------------------------------------------------------------------------

COSMETICS / TOILETRIES -- 1.0%

              CHURCH & DWIGHT CO., INC.
$   454,929   Revolving Loan, 4.17%, Maturing May 30, 2011              $       460,758
              PRESTIGE BRANDS, INC.
    297,750   Term Loan, 4.86%, Maturing April 7, 2011                          301,782
---------------------------------------------------------------------------------------
                                                                        $       762,540
---------------------------------------------------------------------------------------

ECOLOGICAL SERVICES AND EQUIPMENT -- 1.4%

              ALDERWOODS GROUP, INC.
$   132,480   Term Loan, 4.62%, Maturing August 29, 2009                $       133,887
              ALLIED WASTE INDUSTRIES, INC.
     49,500   Term Loan, 5.13%, Maturing January 15, 2009                        50,165
    290,732   Term Loan, 5.13%, Maturing January 15, 2010                       295,381
              CASELLA WASTE SYSTEMS, INC.
    346,500   Term Loan, 4.93%, Maturing May 11, 2007                           350,940
              IONICS, INC.
    237,449   Term Loan, 5.31%, Maturing February 13, 2011                      238,710
---------------------------------------------------------------------------------------
                                                                        $     1,069,083
---------------------------------------------------------------------------------------

ELECTRONICS / ELECTRICAL -- 1.8%

              AMPHENOL CORP.
$   250,000   Term Loan, 3.78%, Maturing May 6, 2010                    $       252,266
              FAIRCHILD SEMICONDUCTOR CORP.
    347,355   Term Loan, 3.70%, Maturing December 31, 2010                      352,023
              INVENSYS INTERNATIONAL HOLDINGS, LTD.
    346,003   Term Loan, 5.19%, Maturing September 5, 2009                      351,625
              RAYOVAC CORP.
    276,304   Term Loan, 4.77%, Maturing September 30, 2009                     280,794
              SECURITY CO., INC.
     99,500   Term Loan, 6.44%, Maturing June 28, 2010                          100,619
---------------------------------------------------------------------------------------
                                                                        $     1,337,327
---------------------------------------------------------------------------------------

EQUIPMENT LEASING -- 0.7%

              ASHTEAD GROUP PLC
$   200,000   Term Loan, 4.81%, Maturing November 12, 2009              $       203,125
              UNITED RENTALS, INC.
$    58,333   Term Loan, 4.63%, Maturing February 14, 2011              $        58,892
    289,479   Term Loan, 4.63%, Maturing February 14, 2011                      293,640
---------------------------------------------------------------------------------------
                                                                        $       555,657
---------------------------------------------------------------------------------------

FARMING / AGRICULTURE -- 0.1%

              THE SCOTTS CO.
$    99,500   Term Loan, 4.06%, Maturing September 30, 2010             $       100,425
---------------------------------------------------------------------------------------
                                                                        $       100,425
---------------------------------------------------------------------------------------

FINANCIAL INTERMEDIARIES -- 1.1%

              AIMCO PROPERTIES, L.P.
$   350,000   Term Loan, 4.18%, Maturing November 2, 2009               $       356,781
              REFCO GROUP, LTD., LLC
    433,913   Term Loan, 4.92%, Maturing August 5, 2011                         439,228
---------------------------------------------------------------------------------------
                                                                        $       796,009
---------------------------------------------------------------------------------------

FOOD PRODUCTS -- 3.6%

              ACOSTA SALES CO., INC.
$    99,750   Term Loan, 4.61%, Maturing August 13, 2010                $       101,059
              AMERICAN SEAFOOD HOLDINGS, INC.
    215,386   Term Loan, 5.81%, Maturing March 31, 2009                         218,550
              DEL MONTE CORP.
    222,590   Term Loan, 4.38%, Maturing December 20, 2010                      226,381
              DOANE PET CARE CO.
    299,250   Term Loan, 6.43%, Maturing November 5, 2009                       304,300
              DOLE FOOD COMPANY, INC.
    188,246   Term Loan, 4.60%, Maturing September 28, 2008                     191,658
              MERISANT CO.
    401,145   Term Loan, 4.88%, Maturing January 31, 2010                       403,151
              MICHAEL FOODS, INC.
    321,753   Term Loan, 5.06%, Maturing November 20, 2010                      327,082
              NASH-FINCH CO.
    200,000   Term Loan, 4.69%, Maturing November 12, 2010                      202,625
              PINNACLE FOODS HOLDINGS CORP.
    270,889   Term Loan, 5.42%, Maturing November 25, 2010                      270,945
     76,486   Term Loan, 5.42%, Maturing November 25, 2010                       76,502
              REDDY ICE GROUP, INC.
    386,792   Term Loan, 4.92%, Maturing July 31, 2009                          391,385
---------------------------------------------------------------------------------------
                                                                        $     2,713,638
---------------------------------------------------------------------------------------

                       See notes to financial statements

PRINCIPAL
AMOUNT            BORROWER/TRANCHE DESCRIPTION                          VALUE
---------------------------------------------------------------------------------------
FOOD SERVICE -- 1.9%

              AFC ENTERPRISES, INC.
$   263,533   Term Loan, 5.79%, Maturing May 23, 2009                   $       266,552
              DOMINO'S, INC.
    285,745   Term Loan, 4.31%, Maturing June 25, 2010                          289,615
              GATE GOURMET BORROWER, LLC
    198,000   Term Loan, 10.50%, Maturing December 31, 2008                     187,110
              JACK IN THE BOX, INC.
    347,375   Term Loan, 4.48%, Maturing January 8, 2011                        352,694
              WEIGHT WATCHERS INTERNATIONAL, INC.
    346,500   Term Loan, 4.58%, Maturing March 31, 2010                         349,243
---------------------------------------------------------------------------------------
                                                                        $     1,445,214
---------------------------------------------------------------------------------------

FOOD / DRUG RETAILERS -- 2.6%

              GENERAL NUTRITION CENTERS, INC.
$   247,500   Term Loan, 4.53%, Maturing December 5, 2009               $       249,047
              GIANT EAGLE, INC.
    332,294   Term Loan, 3.86%, Maturing August 6, 2009                         336,517
              RITE AID CORP.
    124,688   Term Loan, 4.14%, Maturing September 22, 2009                     125,623
              ROUNDY'S, INC.
    441,090   Term Loan, 3.72%, Maturing June 6, 2009                           446,604
              THE JEAN COUTU GROUP (PJC), INC.
    498,750   Term Loan, 6.14%, Maturing July 30, 2011                          506,855
              THE PANTRY, INC.
    282,560   Term Loan, 4.44%, Maturing March 12, 2011                         287,152
---------------------------------------------------------------------------------------
                                                                        $     1,951,798
---------------------------------------------------------------------------------------

FOREST PRODUCTS -- 2.1%

              BOISE CASCADE HOLDINGS, LLC
$   338,356   Term Loan, 4.22%, Maturing September 29, 2010             $       342,891
    311,644   Term Loan, 4.69%, Maturing October 28, 2010                       312,726
              BUCKEYE TECHNOLOGIES, INC.
    258,942   Term Loan, 4.79%, Maturing March 15, 2008                         262,988
              KOCH CELLULOSE, LLC
     69,260   Term Loan, 4.80%, Maturing May 7, 2011                             69,996
    276,294   Term Loan, 4.80%, Maturing May 7, 2011                            279,229
              RLC INDUSTRIES CO.
    313,008   Term Loan, 3.92%, Maturing February 24, 2010                      314,769
---------------------------------------------------------------------------------------
                                                                        $     1,582,599
---------------------------------------------------------------------------------------

HEALTHCARE -- 6.9%

              ACCREDO HEALTH, INC.
$   283,949   Term Loan, 4.23%, Maturing April 30, 2011                 $       286,256
              ADVANCED MEDICAL OPTICS, INC.
    242,491   Term Loan, 4.17%, Maturing June 25, 2009                          245,219
              COLGATE MEDICAL, LTD.
$   257,057   Term Loan, 4.55%, Maturing December 30, 2008              $       260,110
              COMMUNITY HEALTH SYSTEMS, INC.
    443,120   Term Loan, 4.15%, Maturing August 19, 2011                        447,240
              CONCENTRA OPERATING CORP.
    398,000   Term Loan, 4.78%, Maturing June 30, 2009                          402,312
              CONMED CORP.
    209,039   Term Loan, 5.05%, Maturing December 31, 2007                      211,521
              CROSS COUNTRY HEALTHCARE, INC.
     91,399   Term Loan, 4.40%, Maturing June 5, 2009                            92,085
              DAVITA, INC.
    344,343   Term Loan, 4.16%, Maturing March 31, 2009                         345,604
     99,750   Term Loan, 4.19%, Maturing July 20, 2010                          100,284
              ENCORE MEDICAL IHC, INC.
    250,000   Term Loan, 5.35%, Maturing October 4, 2010                        254,219
              EXPRESS SCRIPTS, INC.
    248,125   Term Loan, 3.70%, Maturing February 13, 2010                      250,503
              FISHER SCIENTIFIC INTERNATIONAL, INC.
    298,500   Term Loan, 3.92%, Maturing August 2, 2011                         301,158
              KINETIC CONCEPTS, INC.
    284,518   Term Loan, 4.22%, Maturing October 3, 2009                        286,889
              KNOWLEDGE LEARNING CORP.
    329,834   Term Loan, 7.00%, Maturing December 31, 2010                      331,483
              MAGELLAN HEALTH SERVICES, INC.
     97,222   Term Loan, 4.43%, Maturing August 15, 2008                         98,620
    165,278   Term Loan, 4.43%, Maturing August 15, 2008                        167,654
              SYBRON DENTAL MANAGEMENT
    150,032   Term Loan, 4.26%, Maturing June 6, 2009                           151,040
              TEAM HEALTH, INC.
    198,997   Term Loan, 5.81%, Maturing March 23, 2011                         199,868
              TRIAD HOSPITALS HOLDINGS, INC.
    461,038   Term Loan, 4.32%, Maturing March 31, 2008                         468,011
              VWR INTERNATIONAL, INC.
    241,533   Term Loan, 4.90%, Maturing April 7, 2011                          245,941
---------------------------------------------------------------------------------------
                                                                        $     5,146,017
---------------------------------------------------------------------------------------

HOME FURNISHINGS -- 1.1%

              KNOLL, INC.
$   230,588   Term Loan, 5.34%, Maturing September 30, 2011             $       233,255
              SEALY MATTRESS CO.
    251,786   Term Loan, 4.54%, Maturing April 6, 2012                          255,562
              SIMMONS CO.
    342,741   Term Loan, 4.06%, Maturing December 19, 2011                      347,453
---------------------------------------------------------------------------------------
                                                                        $       836,270
---------------------------------------------------------------------------------------

                       See notes to financial statements

PRINCIPAL
AMOUNT            BORROWER/TRANCHE DESCRIPTION                          VALUE
---------------------------------------------------------------------------------------
INDUSTRIAL EQUIPMENT -- 0.6%

              SPX CORP.
$   456,916   Term Loan, 4.44%, Maturing September 30, 2009             $       459,943
---------------------------------------------------------------------------------------
                                                                        $       459,943
---------------------------------------------------------------------------------------

INSURANCE -- 1.1%

              CONSECO, INC.
$   480,000   Term Loan, 5.92%, Maturing June 22, 2010                  $       489,300
              HILB, ROGAL & Hamilton Co.
    342,125   Term Loan, 4.81%, Maturing December 15, 2011                      346,829
---------------------------------------------------------------------------------------
                                                                        $       836,129
---------------------------------------------------------------------------------------

LEISURE GOODS / ACTIVITIES / MOVIES -- 4.2%

              AMF BOWLING WORLDWIDE, INC.
$   227,369   Term Loan, 4.44%, Maturing August 27, 2009                $       229,785
              BOMBARDIER RECREATIONAL PRODUCTS, INC.
    173,250   Term Loan, 4.69%, Maturing December 18, 2010                      176,065
     74,250   Term Loan, 4.69%, Maturing December 18, 2010                       75,457
              CINEMARK, INC.
    397,000   Term Loan, 4.62%, Maturing March 31, 2011                         402,624
              LOEWS CINEPLEX ENTERTAINMENT CO.
    453,863   Term Loan, 4.56%, Maturing July 30, 2011                          460,422
              METRO-GOLDWYN-MAYER STUDIOS, INC.
    423,938   Term Loan, 4.79%, Maturing April 30, 2011                         425,739
              REGAL CINEMAS CORP.
    384,940   Term Loan, 4.56%, Maturing November 10, 2010                      389,126
              SIX FLAGS THEME PARKS, INC.
    464,570   Term Loan, 4.84%, Maturing June 30, 2009                          471,757
              UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.
    150,000   Term Loan, 4.41%, Maturing June 9, 2011                           152,438
              WMG ACQUISITION CORP.
    322,563   Term Loan, 5.21%, Maturing February 28, 2011                      327,266
---------------------------------------------------------------------------------------
                                                                        $     3,110,679
---------------------------------------------------------------------------------------

LODGING AND CASINOS -- 3.2%

              ALLIANCE GAMING CORP.
$   317,507   Term Loan, 4.90%, Maturing September 5, 2009              $       319,557
              AMERISTAR CASINOS, INC.
    275,849   Term Loan, 4.23%, Maturing December 31, 2006                      280,216
              ARGOSY GAMING CO.
    199,500   Term Loan, 4.31%, Maturing June 30, 2011                          200,934
              BOYD GAMING CORP.
    373,125   Term Loan, 4.23%, Maturing June 30, 2011                          378,582
              CNL HOSPITALITY PARTNERS, L.P.
     80,574   Term Loan, 4.83%, Maturing October 13, 2006                        81,883
              GLOBALCASH ACCESS, LLC
$   187,115   Term Loan, 5.17%, Maturing March 10, 2010                 $       190,039
              MARINA DISTRICT FINANCE CO., INC.
    250,000   Term Loan, 4.62%, Maturing October 14, 2011                       252,240
              MOHEGAN TRIBAL GAMING AUTHORITY
    291,666   Term Loan, 5.55%, Maturing March 31, 2008                         292,395
              PINNACLE ENTERTAINMENT, INC.
    100,000   Term Loan, 5.42%, Maturing August 27, 2010                       101,500
              VENETIAN CASINO RESORT, LLC
    285,215   Term Loan, 5.84%, Maturing June 15, 2011                          290,504
              WYNN LAS VEGAS, LLC
      6,641   Term Loan, 4.58%, Maturing December 14, 2011                        6,730
---------------------------------------------------------------------------------------
                                                                        $     2,394,580
---------------------------------------------------------------------------------------

NONFERROUS METALS / MINERALS -- 1.3%

              COMPASS MINERALS GROUP, INC.
$   120,735   Term Loan, 4.78%, Maturing November 28, 2009              $       122,547
              CONSOL ENERGY, INC.
    300,000   Term Loan, 4.78%, Maturing June 30, 2010                          305,063
              FOUNDATION COAL CORP.
    327,660   Term Loan, 4.73%, Maturing July 30, 2011                          332,943
              ICG, LLC
    200,000   Term Loan, 4.99%, Maturing November 5, 2010                       203,250
---------------------------------------------------------------------------------------
                                                                        $       963,803
---------------------------------------------------------------------------------------

OIL AND GAS -- 3.0%

              DRESSER, INC.
$   324,390   Term Loan, 4.97%, Maturing March 31, 2007                 $       328,445
              DYNEGY HOLDINGS, INC.
    323,375   Term Loan, 6.31%, Maturing May 28, 2010                           328,630
              EL PASO CORP.
    159,750   Term Loan, 5.19%, Maturing November 23, 2009                      161,098
    266,250   Term Loan, 5.19%, Maturing November 23, 2009                      268,931
              GETTY PETROLEUM MARKETING, INC.
    309,333   Term Loan, 5.80%, Maturing May 19, 2010                           315,327
              LA GRANGE ACQUISITION, L.P.
    150,000   Term Loan, 5.44%, Maturing January 18, 2008                       152,484
              MAGELLAN MIDSTREAM HOLDINGS, L.P.
    150,000   Term Loan, 4.62%, Maturing December 10, 2011                      152,063
              THE PREMCOR REFINING GROUP, INC.
    200,000   Term Loan, 4.67%, Maturing April 13, 2009                         203,250
              WILLIAMS PRODUCTION RMT CO.
    346,500   Term Loan, 6.17%, Maturing May 30, 2008                           352,275
---------------------------------------------------------------------------------------
                                                                        $     2,262,503
---------------------------------------------------------------------------------------

                       See notes to financial statements

PRINCIPAL
AMOUNT            BORROWER/TRANCHE DESCRIPTION                          VALUE
---------------------------------------------------------------------------------------
PUBLISHING -- 7.3%

              ADVANSTAR COMMUNICATIONS, INC.
$   222,578   Term Loan, 4.17%, Maturing October 11, 2007               $       224,201
              ADVERTISING DIRECTORY SOLUTION, INC.
    300,000   Term Loan, 6.92%, Maturing November 9, 2011                       302,813
              AMERICAN MEDIA OPERATIONS, INC.
    321,281   Term Loan, 4.81%, Maturing April 1, 2007                          326,201
              DEX MEDIA EAST, LLC
    420,226   Term Loan, 4.14%, Maturing November 8, 2008                       424,866
              DEX MEDIA WEST, LLC
     42,778   Term Loan, 4.14%, Maturing September 9, 2009                       43,210
    136,278   Term Loan, 4.14%, Maturing March 9, 2010                          137,797
              FREEDOM COMMUNICATIONS, INC.
    450,000   Term Loan, 4.73%, Maturing May 18, 2012                           457,594
              JOURNAL REGISTER CO.
    385,000   Term Loan, 3.60%, Maturing August 12, 2012                        385,722
              LAMAR MEDIA
    350,000   Term Loan, 6.17%, Maturing June 30, 2009                          352,625
              MEDIANEWS GROUP, INC.
    187,807   Term Loan, 3.92%, Maturing August 25, 2010                        189,372
              MERRILL COMMUNICATIONS, LLC
    199,509   Term Loan, 4.79%, Maturing July 30, 2009                          202,315
              NEBRASKA BOOK CO., INC.
    347,375   Term Loan, 4.67%, Maturing March 4, 2011                          351,934
              NEWSPAPER HOLDINGS, INC.
    140,000   Term Loan, 4.31%, Maturing August 24, 2011                        139,956
              R.H. DONNELLEY CORP.
     23,630   Term Loan, 4.24%, Maturing December 31, 2009                       23,799
    448,363   Term Loan, 7.39%, Maturing June 30, 2011                          453,454
              SOURCE MEDIA, INC.
    100,000   Term Loan, 4.69%, Maturing November 8, 2011                       101,250
              SP NEWSPRINT CO.
    120,944   Term Loan, 5.40%, Maturing January 9, 2010                        123,288
    225,556   Term Loan, 5.40%, Maturing January 9, 2010                        228,375
              SUN MEDIA CORP.
    319,334   Term Loan, 4.14%, Maturing February 7, 2009                       321,829
              THE READER'S DIGEST ASSOCIATION, INC.
    326,540   Term Loan, 4.03%, Maturing May 20, 2008                           330,979
              TRANSWESTERN PUBLISHING CO., LLC
    179,550   Term Loan, 4.60%, Maturing February 25, 2011                      181,907
    138,000   Term Loan, 4.60%, Maturing August 24, 2012                        139,811
---------------------------------------------------------------------------------------
                                                                        $     5,443,298
---------------------------------------------------------------------------------------

RADIO AND TELEVISION -- 4.8%

              ADAMS OUTDOOR ADVERTISING, L.P.
$   348,250   Term Loan, 4.33%, Maturing October 15, 2011               $       352,893
              CANWEST MEDIA, INC.
$   262,248   Term Loan, 4.49%, Maturing August 15, 2009                $       265,854
              CUMULUS MEDIA, INC.
     92,500   Term Loan, 4.85%, Maturing March 28, 2009                          93,396
    199,000   Term Loan, 4.85%, Maturing March 28, 2010                         201,902
              DIRECTV HOLDINGS, LLC
    488,587   Term Loan, 4.40%, Maturing March 6, 2010                          495,060
              EMMIS OPERATING CO.
    300,000   Term Loan, 4.10%, Maturing November 10, 2011                      303,417
              LIN TELEVISION CORP.
    156,500   Term Loan, 4.56%, Maturing December 31, 2007                      158,489
    160,500   Term Loan, 4.56%, Maturing December 31, 2007                      162,640
              NEXSTAR BROADCASTING, INC.
    321,787   Term Loan, 4.31%, Maturing December 31, 2010                      323,396
    175,713   Term Loan, 4.31%, Maturing December 31, 2010                      176,482
              RADIO ONE, INC.
    218,181   Term Loan, 3.07%, Maturing June 30, 2007                          216,681
              RAINBOW NATIONAL SERVICES, LLC
    188,855   Term Loan, 5.19%, Maturing March 31, 2012                         192,081
              RAYCOM NATIONAL, LLC
    360,000   Term Loan, 5.19%, Maturing February 24, 2012                      364,500
              SINCLAIR TELEVISION GROUP, INC.
    100,000   Term Loan, 4.06%, Maturing June 30, 2009                          100,688
    165,000   Term Loan, 4.06%, Maturing December 31, 2009                      166,787
---------------------------------------------------------------------------------------
                                                                        $     3,574,266
---------------------------------------------------------------------------------------

RAIL INDUSTRIES -- 0.9%

              KANSAS CITY SOUTHERN RAILWAY CO.
$   348,250   Term Loan, 4.22%, Maturing March 30, 2008                 $       353,256
              RAILAMERICA, INC.
    250,602   Term Loan, 4.38%, Maturing September 29, 2011                     254,518
     29,624   Term Loan, 4.38%, Maturing September 29, 2011                      30,087
---------------------------------------------------------------------------------------
                                                                        $       637,861
---------------------------------------------------------------------------------------

RETAILERS (EXCEPT FOOD AND DRUG) -- 3.8%

              ADVANCE STORES CO., INC.
$    95,599   Term Loan, 4.46%, Maturing September 30, 2010             $        96,884
     56,261   Term Loan, 4.46%, Maturing September 30, 2010                      56,999
              ALIMENTATION COUCHE-TARD, INC.
    312,177   Term Loan, 4.62%, Maturing December 17, 2010                      316,665
              AMSCAN HOLDINGS, INC.
     99,750   Term Loan, 3.78%, Maturing April 30, 2012                         100,560
              COINMACH LAUNDRY CORP.
    344,670   Term Loan, 5.36%, Maturing July 25, 2009                          348,871

                        See notes to financial statements

PRINCIPAL
AMOUNT            BORROWER/TRANCHE DESCRIPTION                          VALUE
---------------------------------------------------------------------------------------
RETAILERS (EXCEPT FOOD AND DRUG) (CONTINUED)

              CSK AUTO, INC.
$   396,000   Term Loan, 4.35%, Maturing June 20, 2009                  $       400,455
              DOLLARAMA GROUP, L.P.
    200,000   Term Loan, 6.50%, Maturing November 18, 2011                      201,938
              HARBOR FREIGHT TOOLS USA, INC.
    249,375   Term Loan, 3.88%, Maturing July 15, 2010                          250,388
              JOSTEN'S CORP.
    200,000   Term Loan, 4.67%, Maturing December 6, 2011                       201,821
              ORIENTAL TRADING CO., INC.
    228,683   Term Loan, 5.19%, Maturing August 4, 2010                         229,922
              RENT-A-CENTER, INC.
    301,490   Term Loan, 4.80%, Maturing June 30, 2010                          305,635
              TRAVELCENTERS OF AMERICA, INC.
    358,000   Term Loan, 4.19%, Maturing October 1, 2008                        362,251
---------------------------------------------------------------------------------------
                                                                        $     2,872,389
---------------------------------------------------------------------------------------

SURFACE TRANSPORT -- 1.2%

              LAIDLAW INTERNATIONAL, INC.
$   329,651   Term Loan, 6.17%, Maturing June 19, 2009                  $       331,712
              NFIL HOLDINGS CORP.
     59,041   Term Loan, 4.14%, Maturing February 27, 2010                       59,779
    172,406   Term Loan, 4.94%, Maturing February 27, 2010                      174,561
              SIRVA WORLDWIDE, INC.
    350,000   Term Loan, 4.42%, Maturing December 31, 2010                      352,516
---------------------------------------------------------------------------------------
                                                                        $       918,568
---------------------------------------------------------------------------------------

TELECOMMUNICATIONS -- 5.2%

              AMERICAN TOWER, L.P.
$   398,000   Term Loan, 4.23%, Maturing August 31, 2011                $       403,504
              CENTENNIAL CELLULAR OPERATING CO., LLC
    347,375   Term Loan, 4.81%, Maturing February 9, 2011                       352,369
              CINCINNATI BELL, INC.
    285,944   Term Loan, 4.62%, Maturing June 30, 2008                          289,053
              CONSOLIDATED COMMUNICATIONS, INC.
    298,000   Term Loan, 4.78%, Maturing October 14, 2011                       303,029
              IOWA TELECOMMUNICATIONS SERVICES
    150,000   Term Loan, 4.38%, Maturing November 23, 2005                      151,500
              NEXTEL COMMUNICATIONS
    445,748   Term Loan, 4.31%, Maturing December 15, 2010                      446,560
              NEXTEL PARTNERS OPERATING CORP.
    350,000   Term Loan, 4.94%, Maturing May 31, 2011                           355,438
              QWEST CORP.
    250,000   Term Loan, 7.39%, Maturing June 4, 2007                           261,042
              SBA SENIOR FINANCE, INC.
$   298,500   Term Loan, 4.86%, Maturing October 31, 2008               $       302,604
              SPECTRASITE COMMUNICATIONS, INC.
    183,000   Term Loan, 4.03%, Maturing May 23, 2012                           184,411
              TRITON PCS, INC.
    125,000   Term Loan, 5.66%, Maturing November 18, 2009                      126,719
              USA MOBILITY, INC.
    101,786   Term Loan, 4.82%, Maturing November 16, 2006                      102,804
              VALOR TELECOM ENTERPRISE, LLC
    299,250   Term Loan, 4.82%, Maturing November 10, 2011                      302,617
              WESTERN WIRELESS CORP.
    298,500   Term Loan, 5.24%, Maturing May 28, 2011                           303,670
---------------------------------------------------------------------------------------
                                                                        $     3,885,320
---------------------------------------------------------------------------------------

UTILITIES -- 2.1%

              ALLEGHENY ENERGY SUPPLY CO., LLC
$   165,481   Term Loan, 4.19%, Maturing October 28, 2011               $       168,501
              COGENTRIX DELAWARE HOLDINGS, INC.
    347,375   Term Loan, 4.83%, Maturing February 25, 2009                      352,730
              COLETO CREEK WLE, L.P.
    169,150   Term Loan, 4.67%, Maturing June 30, 2011                          172,110
              NRG ENERGY, INC.
    143,656   Term Loan, 4.75%, Maturing June 23, 2010                          147,012
              PIKE ELECTRIC, INC.
    264,183   Term Loan, 4.63%, Maturing July 1, 2012                           268,889
              RELIANT ENERGY, INC.
    190,000   Term Loan, 4.80%, Maturing December 22, 2010                      192,632
              TEXAS GENCO, LLC
    170,910   Term Loan, 4.48%, Maturing December 14, 2011                      173,397
              TUSCON ELECTRIC POWER CO.
    100,000   Term Loan, 4.33%, Maturing June 30, 2009                          101,042
---------------------------------------------------------------------------------------
                                                                        $     1,576,313
---------------------------------------------------------------------------------------

TOTAL SENIOR, FLOATING RATE INTERESTS
   (identified cost $69,574,252)                                        $    70,098,408
---------------------------------------------------------------------------------------

FLOATING RATE NOTES -- 0.6%

PRINCIPAL AMOUNT
(000'S OMITTED)   SECURITY                                              VALUE
---------------------------------------------------------------------------------------
RADIO AND TELEVISION -- 0.4%

              PAXSON COMMUNICATIONS CORP.
$       300   4.82%, 1/15/10(3)                                         $       303,000
---------------------------------------------------------------------------------------
                                                                        $       303,000
---------------------------------------------------------------------------------------

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)   SECURITY                                              VALUE
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.2%

              ROGERS WIRELESS, INC., VARIABLE RATE
$        93   5.525%, 12/15/10(3)                                       $        97,883
---------------------------------------------------------------------------------------
                                                                        $        97,883
---------------------------------------------------------------------------------------

TOTAL FLOATING RATE NOTES
   (identified cost $393,000)                                           $       400,883
---------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.1%

PRINCIPAL    MATURITY
AMOUNT       DATE        BORROWER                   RATE    AMOUNT
-------------------------------------------------------------------------
$   500,000  01/06/05    American General Finance
                         Corp. Commercial Paper       2.30% $     499,840

  1,400,000  01/03/05    General Electric Capital
                         Corp. Commercial Paper       1.95%     1,399,848

  1,400,000  01/03/05    Investors Bank and Trust
                         Company Time Deposit         2.25%     1,400,000

    548,000  01/03/05    Ranger Funding Co., LLC      2.25%     1,400,000
                         Commercial Paper             2.15%       547,935
-------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (at amortized cost)                                      $   3,847,623
-------------------------------------------------------------------------

TOTAL INVESTMENTS -- 99.2%
   (identified cost $73,814,875)                            $  74,346,914
-------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 0.8%                      $     636,785
-------------------------------------------------------------------------

NET ASSETS -- 100.0%                                        $  74,983,699
-------------------------------------------------------------------------

Note: The Fund has made commitments to fund specified amounts under certain existing credit arrangements. Pursuant to the terms of these arrangements, the Fund had unfunded loan commitments of $513,737 as of December 31, 2004.

(1) Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Interest rates are periodically predetermined by a reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks or (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR).

(2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the aggregate value of the securities is $400,883 or 0.5% of the Fund's net assets.

                        See notes to financial statements

EATON VANCE VT FLOATING-RATE INCOME FUND as of December 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2004

ASSETS

Investments, at value (identified cost, $73,814,875)                          $    74,346,914
Cash                                                                                2,022,944
Receivable for investments sold                                                         2,404
Receivable for Fund shares sold                                                       215,917
Interest receivable                                                                   265,417
Prepaid expenses                                                                        1,117
---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $    76,854,713
---------------------------------------------------------------------------------------------

LIABILITIES

Due to agent bank                                                             $     1,842,272
Payable to affiliate for Trustees' fees                                                 1,401
Payable to affiliates                                                                  11,353
Payable for Fund shares redeemed                                                          375
Accrued expenses                                                                       15,613
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $     1,871,014
---------------------------------------------------------------------------------------------
NET ASSETS FOR 7,422,604 SHARES OF BENEFICIAL INTEREST OUTSTANDING            $    74,983,699
---------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                               $    74,518,695
Accumulated net realized loss (computed on the basis of identified cost)              (87,629)
Accumulated undistributed net investment income 20,594
Net unrealized appreciation (computed on the basis of identified cost)                532,039
---------------------------------------------------------------------------------------------
TOTAL                                                                         $    74,983,699
---------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE

($74,983,699 DIVIDED BY 7,422,604 SHARES OF BENEFICIAL INTEREST OUTSTANDING)  $         10.10
---------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2004

INVESTMENT INCOME

Interest                                                                      $     2,421,045
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                       $     2,421,045
---------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                        $       365,784
Administration fee                                                                    159,037
Trustees' fees and expenses                                                             4,620
Service fees                                                                          159,037
Custodian fee                                                                          69,837
Legal and accounting services                                                          34,157
Transfer and dividend disbursing agent fees                                            11,078
Miscellaneous                                                                           5,031
---------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                $       808,581
---------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                                 $         9,214
---------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                      $         9,214
---------------------------------------------------------------------------------------------

NET EXPENSES                                                                  $       799,367
---------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                         $     1,621,678
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                            $       (87,629)
---------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                             $       (87,629)
---------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                        $       278,521
---------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          $       278,521
---------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                              $       190,892
---------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $     1,812,570
---------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                 YEAR ENDED          YEAR ENDED
                                                 DECEMBER 31, 2004   DECEMBER 31, 2003
--------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
From operations --
   Net investment income                          $      1,621,678    $        807,038
   Net realized gain (loss)
      from investment transactions                         (87,629)             23,033
   Net change in unrealized
      appreciation (depreciation)
      from investments                                     278,521             240,542
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS        $      1,812,570    $      1,070,613
--------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income                     $     (1,622,175)   $       (814,122)
--------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS               $     (1,622,175)   $       (814,122)
--------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares                   $     47,887,259    $     19,716,943
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared                             1,622,162             814,122
   Cost of shares redeemed                             (20,128,267)        (11,927,007)
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                        $     29,381,154    $      8,604,058
--------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                        $     29,571,549    $      8,860,549
--------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                              $     45,412,150    $     36,551,601
--------------------------------------------------------------------------------------
AT END OF YEAR                                    $     74,983,699    $     45,412,150
--------------------------------------------------------------------------------------

ACCUMULATED
UNDISTRIBUTED NET
INVESTMENT INCOME
INCLUDED IN NET ASSETS

AT END OF YEAR                                    $         20,594    $         21,091
--------------------------------------------------------------------------------------

                       See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------
                                                          2004(1)      2003        2002(1)     2001(1)(2)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $   10.070    $ 10.000    $ 10.000    $ 10.000
---------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                  $    0.257    $  0.222    $  0.031    $  0.129
Net realized and unrealized gain                            0.026       0.070
---------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                           $    0.283    $  0.292    $  0.031    $  0.129
---------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                             $   (0.253)   $ (0.222)   $ (0.031)   $ (0.129)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    $   (0.253)   $ (0.222)   $ (0.031)   $ (0.129)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                         $   10.100    $ 10.070    $ 10.000    $ 10.000
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                              2.82%       2.93%       0.31%       1.29%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                $   74,984    $ 45,412    $ 36,552    $ 15,789
Ratios (As a percentage of average daily net assets):
   Net expenses                                              1.27%       1.36%       1.47%       1.26%(4)
   Net expenses after custodian fee reduction                1.26%       1.36%       1.47%       1.26%(4)
   Net investment income                                     2.55%       2.18%       0.31%       1.37%(4)
Portfolio Turnover                                             61%         65%          0%
---------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios and net investment gain per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses                                                                                      1.28%(4)
   Expenses after custodian fee reduction                                                        1.28%(4)
   Net investment income                                                                         1.35%(4)
Net investment income per share                                                              $  0.127

(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, May 2, 2001, to December 31, 2001.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Annualized.

                        See notes to financial statements

EATON VANCE VT FLOATING-RATE INCOME FUND as of December 31, 2004
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance VT Floating-Rate Income Fund (the Fund) is a non-diversified series of Eaton Vance Variable Trust (the Trust). The Trust, which was organized under Massachusetts law on August 14, 2000, is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks to provide a high level of current income by investing primarily in senior secured floating rate loans. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATIONS -- The investments of the Fund are primarily in interests in senior floating-rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid if reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Eaton Vance Management (EVM) values liquid Senior Loans on the basis of prices furnished by one or more pricing services. Other Senior Loans are valued at fair value by the Fund's investment advisor, EVM, under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the reputation and financial condition of the agent and any intermediate participant in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in 60 days or less, are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

     B INCOME -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Facility fees received are recognized as income over the expected term of the loan.

     C INCOME TAXES -- The Fund has elected to be treated as a regulated investment company (RIC) for United States federal tax purposes. The Fund's policy is to comply with the provisions of Section 817-(h) of the Internal Revenue Code regarding Variable Trusts. No provision is made by the Fund for federal or state taxes on any taxable income of the Fund because each separate account in the Fund is ultimately responsible for the payment of any taxes. The Fund will distribute at least annually all of the Fund's net investment income and net realized capital gains, if any. At December 31, 2004, the Fund, for federal income tax purposes had a capital loss carryover of $48,462, which will expire on December 31, 2012. This amount will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Additionally, at December 31, 2004, the Fund had a net capital loss of $39,167 attributable to security transactions incurred after October 31, 2004. This capital loss is treated as arising on the first day of the Fund's taxable year ending December 31, 2005.

     D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

     E USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     F INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders and indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

     G EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     H OTHER -- Investment transactions are accounted for on a trade-date basis.

2    DISTRIBUTIONS TO SHAREHOLDERS

     The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions of net income are paid monthly. Distributions are paid in the form of additional shares unless an election is made on behalf of a separate account to receive some or all of the distribution in cash.

     The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

     The tax character of distributions paid for the years ended December 31, 2004 and December 31, 2003 was as follows:

                                               YEAR ENDED DECEMBER 31,
                                            ------------------------------
                                                2004             2003
     ---------------------------------------------------------------------
     Distributions declared from:
     Ordinary income                        $  1,622,175      $    814,122

     As of December 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

     Undistributed income                                       $   20,594
     Capital loss carryforwards                                 $  (48,462)
     Unrealized appreciation                                    $  532,039
     Other temporary differences                                $  (39,167)

3    SHARES OF BENEFICIAL INTEREST

     The Trust has an underwriting agreement relating to the Fund with Eaton Vance Distributors, Inc. (EVD). The underwriting agreement presently provides that EVD, through the Fund's transfer agent, accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products. The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At December 31, 2004, two shareholders each owned more than 10% of the Fund's shares outstanding aggregating 90% of the Fund's shares outstanding. Transactions in Fund shares were as follows:

                                                YEAR ENDED DECEMBER 31,
                                            ------------------------------
                                                2004              2003
     ---------------------------------------------------------------------
     Sales                                     4,745,774         1,963,869
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                            160,700            81,191
     Redemptions                              (1,994,161)       (1,190,229)
     ---------------------------------------------------------------------
     NET INCREASE                              2,912,313           854,831
     ---------------------------------------------------------------------

4    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment adviser fee, computed at the monthly rate of 0.575% per annum of the average daily net assets up to $1 billion, and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. For the year ended December 31, 2004, the fee amounted to $365,784. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

     The Fund is authorized to pay EVM a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.25% of the Fund's average daily net assets. For the year ended December 31, 2004, the fee amounted to $159,037.

     Certain officers and Trustees of the Fund are officers of the above organizations.

5    SERVICE FEES

     The Fund has adopted a service plan that allows the Fund to pay service fees to insurance companies for providing personal and/or account services to account holders of insurance product separate accounts, which will be equal to 0.25% of daily average net assets. Service fee payments for the year ended December 31, 2004 amounted to $159,037.

6    PURCHASES AND SALES OF INVESTMENTS

     The Fund invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments of Senior Loans for the year ended December 31, 2004 aggregated $68,060,886 and $34,201,558, respectively.

7    LINE OF CREDIT

     The Fund participates with other portfolios and funds managed by EVM and affiliates in a $465 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at the bank's base rate or at an amount above LIBOR. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any borrowings or allocated fees during the year ended December 31, 2004.

8    FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

     The cost and unrealized appreciation (depreciation) in the value of the investments owned at December 31, 2004, as computed on a federal income tax basis, were as follows:

     AGGREGATE COST                         $  73,814,875
     ----------------------------------------------------
     Gross unrealized appreciation          $     568,581
     Gross unrealized depreciation                (36,542)
     ----------------------------------------------------
     NET UNREALIZED APPRECIATION            $     532,039
     ----------------------------------------------------

9    DUE TO AGENT BANK

     On December 24, 2004, the Fund was incorrectly credited $1,842,272. This amount was returned to the agent bank on January 5, 2005. At December 31, 2004, the Fund had a payment due to the agent bank of $1,842,272.

EATON VANCE VT FLOATING-RATE INCOME FUND as of December 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Floating-Rate Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance VT Floating-Rate Income Fund (the
Fund), one of the series constituting Eaton Vance Variable Trust, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and the financial highlights for the three years ended December 31, 2004 and for the period from the start of business, May 2, 2001, to December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned at December 31, 2004 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance VT Floating-Rate Income Fund at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 18, 2005

EATON VANCE VT FLOATING-RATE INCOME FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

                                                                                              NUMBER OF
                                     TERM OF                                                  PORTFOLIOS
                        POSITION   OFFICE AND                                               IN FUND COMPLEX
   NAME AND             WITH THE   LENGTH OF            PRINCIPAL OCCUPATION(S)              OVERSEEN BY     OTHER DIRECTORSHIPS
 DATE OF BIRTH            TRUST     SERVICE             DURING PAST FIVE YEARS                TRUSTEE(1)               HELD
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
James B. Hawkes       Trustee and  Since 2000  Chairman, President and Chief Executive          194              Director of EVC
11/9/41               President                Officer of BMR, EVC, EVM and EV; Director
                                               of EV; Vice President and Director of EVD.
                                               Trustee and/or officer of 194 registered
                                               investment companies in the Eaton Vance
                                               Fund Complex. Mr. Hawkes is an interested
                                               person because of his positions with BMR,
                                               EVM, EVC and EV, which are affiliates of
                                               the Fund.

Noninterested Trustee(s)
Samuel L. Hayes, III  Trustee      Since 2003  Jacob H. Schiff Professor of Investment          194           Director of Tiffany &
2/23/35                                        Banking Emeritus, Harvard University                              Co. (specialty
                                               Graduate School of Business                                    retailer) and Telect,
                                               Administration.                                               Inc. (telecommunication
                                                                                                                services company)

William H. Park       Trustee      Since 2000  President and Chief Executive Officer,           194                   None
9/19/47                                        Prizm Capital Management, LLC (investment
                                               management firm) (since 2002). Executive
                                               Vice President and Chief Financial
                                               Officer, United Asset Management
                                               Corporation (a holding company owning
                                               institutional investment management firms)
                                               (1982-2001).

Ronald A. Pearlman    Trustee      Since 2000  Professor of Law, Georgetown University          194                   None
7/10/40                                        Law Center (since 1999). Tax Partner,
                                               Covington & Burling, Washington, DC
                                               (1991-2000).

Norton H. Reamer      Trustee      Since 2003  President, Chief Executive Officer and a         194                   None
9/21/35                                        Director of Asset Management Finance Corp.
                                               (a specialty finance company serving the
                                               investment management industry) (since
                                               October 2003). President, Unicorn
                                               Corporation (an investment and financial
                                               advisory services company) (since
                                               September 2000). Formerly, Chairman,
                                               Hellman, Jordan Management Co., Inc. (an
                                               investment management company)
                                               (2000-2003). Formerly, Advisory Director
                                               of Berkshire Capital Corporation
                                               (investment banking firm) (2002-2003).
                                               Formerly Chairman of the Board, United
                                               Asset Management Corporation (a holding
                                               company owning institutional investment
                                               management firms) and Chairman, President
                                               and Director, UAM Funds (mutual funds)
                                               (1980-2000).

Lynn A. Stout         Trustee      Since 2000  Professor of Law, University of California       194                   None
9/14/57                                        at Los Angeles School of Law (since July
                                               2001). Formerly, Professor of Law,
                                               Georgetown University Law Center.

Principal Officers who are not Trustees

                                            TERM OF
                           POSITION       OFFICE AND
      NAME AND             WITH THE        LENGTH OF            PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH           TRUST          SERVICE             DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------

Arieh Coll              Vice President    Since 2004  Adobe Acrobat Exchange 6.0 Vice
11/9/63                                               President of EVM and BMR. Officer of 7
                                                      registered investment companies managed
                                                      by EVM and BMR.

Thomas P. Huggins       Vice President    Since 2000  Vice President of EVM and BMR. Officer
3/7/66                                                of 7 registered investment companies
                                                      managed by EVM and BMR.

Samuel D. Isaly         Vice President    Since 2000  Managing Partner of OrbiMed Advisors
3/12/45                                               LLC. Officer of 3 registered investment
                                                      companies managed by EVM or BMR.

Scott H. Page           Vice President    Since 2000  Vice President of EVM and BMR. Officer
11/30/59                                              of 14 registered investment companies
                                                      managed by EVM or BMR.

Jacob Rees-Mogg         Vice President    Since 2000  Investment Manager of Lloyd George.
5/24/69                                               Officer of 3 registered investment
                                                      companies managed by EVM and BMR.

Duncan W. Richardson    Vice President    Since 2000  Senior Vice President and Chief Equity
10/26/57                                              Investment Officer of EVM and BMR.
                                                      Officer of 45 registered investment
                                                      companies managed by EVM or BMR.

Payson F. Swaffield     Vice President    Since 2000  Vice President of EVM and BMR. Officer
8/13/56                                               of 14 registered investment companies
                                                      managed by EVM or BMR.

Michael Weilheimer      Vice President    Since 2000  Vice President of EVM and BMR. Officer
2/11/61                                               of 11 registered investment companies
                                                      managed by EVM or BMR.

Alan R. Dynner            Secretary       Since 2000  Vice President, Secretary and Chief
10/10/40                                              Legal Officer of BMR, EVM, EVD, EV and
                                                      EVC. Officer of 194 registered
                                                      investment companies managed by EVM or
                                                      BMR.

James L. O'Connor         Treasurer       Since 2000  Vice President of BMR, EVM and EVD.
4/1/45                                                Officer of 116 registered investment
                                                      companies managed by EVM or BMR.

Paul M. O'Neil              Chief         Since 2004  Vice President of EVM and BMR. Officer
7/11/53               Compliance Officer              of 194 registered investment companies
                                                      managed by EVM or BMR.


(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER AND ADMINISTRATOR OF EATON VANCE VT FLOATING-RATE INCOME FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                             PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                             DELOITTE & TOUCHE LLP
                              200 Berkeley Street
                             Boston, MA 02116-5022


                    EATON VANCE VT FLOATING-RATE INCOME FUND
                            THE EATON VANCE BUILDING
                                255 State Street
                                Boston, MA 02109

  This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

VTFRHSRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT DECEMBER 31, 2004

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND

[GRAPHIC IMAGE]

                      IMPORTANT NOTICES REGARDING PRIVACY,
                       DELIVERY OF SHAREHOLDER DOCUMENTS,
                      PORTFOLIO HOLDINGS, AND PROXY VOTING

PRIVACY. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

 - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

 - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

 - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

 - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                1-800-262-1122.

DELIVERY OF SHAREHOLDER DOCUMENTS. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

PORTFOLIO HOLDINGS. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

PROXY VOTING. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at www.sec.gov.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND as of December 31, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF SAMUEL D. ISALY]

Samuel D. Isaly
Portfolio Manger

THE FUND

Performance for the Past Year

- During the 12 months ended December 31, 2004, the Fund's shares had a total return of 6.24%.(1) This return was the result of an increase in net asset value to $11.24 on December 31, 2004, from $10.58 on December 31, 2003.

- The Fund underperformed its peer group, the Lipper Health/Biotechnology Fund Classification, which had an average return of 9.12% for the 12 months ended December 31, 2004.(2) Because the health care sector's performance lagged that of the broader market, the Fund's performance also lagged its benchmark indices, the S&P 500 Index, which returned 10.87%, and the Morgan Stanley Capital International Europe, Australasia and Far East Index, which returned 20.25%.

MANAGEMENT DISCUSSION

- The health care sector had positive returns during 2004, but performance slowed considerably from the prior year. Although industry fundamentals remained generally healthy, investors shied away from big pharmaceutical companies, which struggled, and smaller biotech companies, which were more volatile.

- Large, established biotechnology companies led the sector's returns, with solid financial results and generally positive news on product development and sales. In the first half of the year, both the flow of product news and the rate of new product approvals were strong. The FDA approved 16 New Molecular Entities (innovative new products) in the first six months of the year, compared with 21 for all of 2003.

- In the second half, big pharmaceuticals were hurt by news that a large pharmaceutical company had recalled its arthritis drug on concerns about heart attack and stroke risks. In addition, the market's valuation for health care stocks was compressed, relative to earnings. While earnings per share grew at a rate of approximately 20% for many large biotech and pharmaceutical companies, price per share increases were 10% or less.

- The Fund's policy of investing in a worldwide and diversified portfolio of health care stocks for long-term capital growth caused it to underperform its broad benchmark indexes, which reflect U.S. and international stocks in all industry sectors -- many of which outperformed the health care sector. The Fund's performance during the period was helped by its investments in large global biotechnology companies, which led the sector's annual returns, including one that focuses on hematology, oncology, and inflammation treatments, and another that focuses on treating genetic disorders, renal disease, osteoarthritis, and organ transplants.

- Other large pharmaceuticals detracted from the Fund's returns, including one high-profile company known for its previous success with an erectile dysfunction drug, and another that declined on fears that its recall of diet drugs years earlier could result in potential litigation.

- In the emerging biotechnology group, a company that makes drugs for cancer, pain, and hormone-related health issues, detracted from performance, as did a firm that is developing small molecule drugs and has a number of products in the clinical and preclinical development stages. These products are intended to treat bone and mineral disorders, gastrointestinal disorders, and problems with the central nervous system.

- We believe that the relatively lackluster growth in stock price appreciation relative to earnings growth can create opportunity for the future, as we feel stock prices should eventually reflect the strong underlying fundamentals that many companies in the health care sector possess.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

(1) These returns do not include insurance-related charges. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. There is no sales charge.

(2) It is not possible to invest directly in an Index or a Lipper
    Classification. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND as of December 31, 2004

PORTFOLIO INFORMATION

   TOP TEN HOLDINGS*

   As a percentage of the Fund's net assets

   Novartis AG                              7.5%
   Genzyme Corp.                            6.2
   Amgen, Inc.                              6.1
   Pfizer, Inc.                             5.0
   Biogen Idec, Inc.                        4.6
   Schering-Plough Corp.                    4.5
   Takeda Chemical Industries, Ltd.         4.3
   MedImmune, Inc.                          4.1
   Altana AG                                4.0
   Eli Lilly & Co.                          3.9

   * Top Ten Holdings represented 50.2% of total net assets as of December 31, 2004. Holdings are subject to change due to active management

[CHART]

ASSET CAPITALIZATION+

As a percentage of the Fund's net assets

   Specialty Capitalization                29.0%
   Major Capitalization                    67.7%
   Short-Term and Other                     3.3%

[CHART]

REGIONAL DISTRIBUTION+

As a percentage of the Fund's net assets

   North America                           72.5%
   Europe                                  16.3%
   Far East                                11.2%

+ As of December 31, 2004. Portfolio information may not be representative of the Fund's current or future investments and may change due to active management.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND as of December 31, 2004

PERFORMANCE

 The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index commonly used as a measure of overall U.S. stock market performance, and the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index, a broad-based index of common stocks traded in foreign markets. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Fund shares and the S&P 500 Index and MSCI EAFE Index. Fund returns are presented at net asset value. The performance presented below does not reflect the deduction of insurance-related charges or of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE

Average Annual Total Returns at Net Asset Value

One Year                                                  6.24%
Life of Fund+                                             3.24%

+ Inception Date - 5/2/01

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND VS. THE STANDARD & POOR'S 500 INDEX AND THE MORGAN STANLEY EAFE INDEX*

May 31, 2001- December 31, 2004

                  VARIABLE TRUST WORLDWIDE HEALTH SCIENCES FUND
                                Inception: 5/2/01

                   EATON VANCE VT         S&P           MORGAN STANLEY
                  WORLDWIDE HEALTH        500               EAFE
   DATE             SCIENCES FUND        INDEX              INDEX
 5/31/2001            10,000              10000            10,000
 6/30/2001             10020             9756.7             9,591
 7/31/2001             10040            9660.62             9,417
 8/31/2001             10050            9056.45             9,178
 9/30/2001             10360            8325.18             8,248
10/31/2001             10880            8484.03             8,460
11/30/2001             11440            9134.64             8,771
12/31/2001             11590            9214.72             8,824
 1/31/2002             10740            9080.32             8,355
 2/28/2002             10480            8905.16             8,413
 3/31/2002             10580            9240.12             8,868
 4/30/2002              9610            8680.16             8,927
 5/31/2002              9270            8616.43             9,040
 6/30/2002              8610             8002.9             8,680
 7/31/2002              8230            7379.22             7,823
 8/31/2002              8070            7427.54             7,806
 9/30/2002              7510            6621.04             6,967
10/31/2002              8190            7203.25             7,342
11/30/2002              8470             7626.8             7,675
12/31/2002              8140            7178.98             7,417
 1/31/2003              8150            6991.28             7,107
 2/28/2003              7800            6886.22             6,944
 3/31/2003              8150            6952.89             6,808
 4/30/2003              8710            7525.34             7,475
 5/31/2003              9820            7921.45             7,928
 6/30/2003              9820            8022.64             8,120
 7/31/2003             10350            8164.16             8,316
 8/31/2003             10030            8323.06             8,517
 9/30/2003             10090            8234.94             8,780
10/31/2003             10140            8700.55             9,327
11/30/2003             10080            8777.01             9,534
12/31/2003             10580               9237            10,279
 1/31/2004             10970            9406.52            10,424
 2/29/2004             11120            9537.23            10,665
 3/31/2004             10850            9393.36            10,725
 4/30/2004             11100             9246.1            10,482
 5/31/2004             10980            9372.72            10,518
 6/30/2004             10980            9554.92            10,748
 7/31/2004             10410            9238.72            10,399
 8/31/2004             10470            9275.82            10,445
 9/30/2004             10630            9376.22            10,718
10/31/2004             10370            9519.46            11,084
11/30/2004             10480            9904.51            11,841
12/31/2004             11240           10241.44            12,360

* SOURCE: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 5/2/01.

  THE INDEXES' TOTAL RETURNS DO NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN AN INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND as of December 31, 2004

FUND EXPENSES

EXAMPLE: As a shareholder of the Fund, you incur ongoing costs, including transaction costs; management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 - December 31, 2004).

ACTUAL EXPENSES: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as insurance-related charges, sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                       EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND

                                  BEGINNING ACCOUNT VALUE    ENDING ACCOUNT VALUE    EXPENSES PAID DURING PERIOD*
                                          (7/1/04)                 (12/31/04)              (7/1/04 - 12/31/04)
      -----------------------------------------------------------------------------------------------------------
      Actual                             $  1,000.00             $  1,023.68                     $  9.31

      Hypothetical
      (5% return per year
      before expenses)                   $  1,000.00             $  1,015.90                     $  9.27

      * Expenses are equal to the Fund's annualized expense ratio of 1.83% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2004. Returns do not include insurance-related charges.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND as of December 31, 2004 PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.68%

                                                                     PERCENTAGE OF
SECURITY                                  SHARES     VALUE           NET ASSETS
----------------------------------------------------------------------------------
MAJOR CAPITALIZATION-EUROPE -- 14.99%(1)
Altana AG                                 18,000     $  1,133,129             4.02%
Novartis AG                               42,000        2,113,666             7.49%
Serono SA, Class B                         1,500          982,491             3.48%
----------------------------------------------------------------------------------
                                                     $  4,229,286            14.99%
----------------------------------------------------------------------------------

MAJOR CAPITALIZATION-FAR EAST -- 11.20%(1)
Chugai Pharmaceuticals Co., Ltd.          53,000     $    877,137             3.11%
Fujisawa Pharmaceutical Co., Ltd.         39,000        1,070,057             3.79%
Takeda Chemical Industries, Ltd.          24,000        1,211,795             4.30%
----------------------------------------------------------------------------------
                                                     $  3,158,989            11.20%
----------------------------------------------------------------------------------

MAJOR CAPITALIZATION-NORTH AMERICA -- 41.54%(1)
Amgen, Inc.(3)                            26,700     $  1,712,805             6.07%
Biogen Idec, Inc.(3)                      19,600        1,305,556             4.63%
Genentech, Inc.(3)                        20,000        1,088,800             3.86%
Genzyme Corp.(3)                          30,000        1,742,100             6.18%
Lilly (Eli) & Co.                         19,400        1,100,950             3.90%
MedImmune, Inc.(3)                        42,500        1,152,175             4.08%
Pfizer, Inc.                              53,000        1,425,170             5.05%
Schering-Plough Corp.                     61,000        1,273,680             4.52%
Wyeth                                     21,500          915,685             3.25%
----------------------------------------------------------------------------------
                                                     $ 11,716,921            41.54%
----------------------------------------------------------------------------------

SPECIALTY CAPITALIZATION-EUROPE -- 1.35%(2)
Acambis plc(3)                            64,000     $    307,663             1.09%
Berna Biotech AG(3)                        8,500           74,352             0.26%
----------------------------------------------------------------------------------
                                                     $    382,015             1.35%
----------------------------------------------------------------------------------

SPECIALTY CAPITALIZATION-NORTH AMERICA -- 27.60%(2)
Abgenix, Inc.(3)                          43,000     $    444,620             1.58%
Affymetrix, Inc.(3)                       29,000        1,059,950             3.76%
Biovail Corp.(3)                          22,000          363,660             1.29%
Enzon Pharmaceuticals, Inc.(3)            32,000          439,040             1.56%
Exelixis, Inc.(3)                         33,000          313,500             1.11%
Gen-Probe, Inc.(3)                        22,500        1,017,225             3.61%
Human Genome Sciences, Inc.(3)            55,500          667,110             2.36%
IVAX Corp.(3)                             19,400          306,908             1.09%
Ligand Pharmaceuticals, Inc., Class B(3)  42,000          490,100             1.74%
NPS Pharmaceuticals, Inc.(3)              34,800          636,144             2.25%
OSI Pharmaceuticals, Inc.(3)              13,000     $    973,050             3.45%
Savient Pharmaceuticals, Inc.(3)          45,000          121,950             0.43%
Tanox, Inc.(3)                            30,000          456,000             1.62%
Transkaryotic Therapies, Inc.(3)          19,500          495,105             1.75%
----------------------------------------------------------------------------------
                                                     $  7,784,362            27.60%
----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
  (identified cost $24,729,016)                      $ 27,271,573
----------------------------------------------------------------------------------

COMMERCIAL PAPER -- 1.13%

                                   PRINCIPAL
                                   AMOUNT                            PERCENTAGE OF
SECURITY                           (000'S OMITTED)   VALUE           NET ASSETS
----------------------------------------------------------------------------------
Ranger Funding Co., 2.15%, 1/3/05  $           319   $    318,962             1.13%
----------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
   (at amortized cost, $318,962)                     $    318,962
----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.00%

                                   PRINCIPAL
                                   AMOUNT                            PERCENTAGE OF
SECURITY                           (000'S OMITTED)   VALUE           NET ASSETS
----------------------------------------------------------------------------------
Investors Bank and Trust Company
  Time Deposit, 2.25%, 1/3/05      $           564   $    564,000             2.00%
----------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
  (at amortized cost, $564,000)                      $    564,000
----------------------------------------------------------------------------------

TOTAL INVESTMENTS
  (identified cost $25,611,978)                      $ 28,154,535            99.81%
----------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES                       $     53,478             0.19%
----------------------------------------------------------------------------------

NET ASSETS                                           $ 28,208,013           100.00%
----------------------------------------------------------------------------------

(1)  Major capitalization is defined as market value of $5 billion or more.

(2) Specialty capitalization is defined as market value of less than $5 billion.

(3)  Non-income producing security.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND as of December 31, 2004 FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2004

ASSETS
Investments, at value (identified cost, $25,611,978)            $   28,154,535
Cash                                                                       635
Receivable for investments sold                                         42,624
Receivable for Fund shares sold                                         30,779
Dividends and interest receivable                                        4,368
Tax reclaim receivable                                                   6,930
------------------------------------------------------------------------------
TOTAL ASSETS                                                    $   28,239,871
------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                               $       11,383
Payable for Fund shares redeemed                                           893
Payable to affiliate for Trustees' fees                                    333
Accrued expenses                                                        19,249
------------------------------------------------------------------------------
TOTAL LIABILITIES                                               $       31,858
------------------------------------------------------------------------------
NET ASSETS FOR 2,509,064 SHARES OF BENEFICIAL INTEREST
  OUTSTANDING                                                   $   28,208,013
------------------------------------------------------------------------------

SOURCES OF NET ASSETS
Paid-in capital                                                 $   25,746,670
Accumulated net realized loss (computed on the basis
  of identified cost)                                                  (81,906)
Net unrealized appreciation (computed on the basis
  of identified cost)                                                2,543,249
------------------------------------------------------------------------------
TOTAL                                                           $   28,208,013
------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($28,208,013 DIVIDED BY 2,509,064 SHARES OF BENEFICIAL
  INTEREST OUTSTANDING)                                         $        11.24
------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
Dividends (net of foreign taxes, $9,859)                        $      161,861
Interest                                                                25,275
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         $      187,136
------------------------------------------------------------------------------

EXPENSES
Investment adviser fee                                          $      281,541
Administration fee                                                      67,120
Trustees' fees and expenses                                              1,077
Service fees                                                            67,120
Custodian fee                                                           45,353
Legal and accounting services                                           29,175
Transfer and dividend disbursing agent fees                             12,078
Miscellaneous                                                              486
------------------------------------------------------------------------------
TOTAL EXPENSES                                                  $      503,950
------------------------------------------------------------------------------
Deduct --
          Reduction of custodian fee                            $           12
------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                        $           12
------------------------------------------------------------------------------

NET EXPENSES                                                    $      503,938
------------------------------------------------------------------------------

NET INVESTMENT LOSS                                             $     (316,802)
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)--
  Investment transactions (identified cost basis)               $    1,172,427
  Foreign currency transactions                                         (6,867)
------------------------------------------------------------------------------
NET REALIZED GAIN                                               $    1,165,560
------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
  Investments (identified cost basis)                           $      666,767
  Foreign currency                                                        (733)
------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            $      666,034
------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                $    1,831,594
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                      $    1,514,792
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                    YEAR ENDED         YEAR ENDED
IN NET ASSETS                                          DECEMBER 31, 2004  DECEMBER 31, 2003
-------------------------------------------------------------------------------------------
From operations--
  Net investment loss                                  $        (316,802) $        (245,575)
  Net realized gain (loss)from investment and
    foreign currency transactions                              1,165,560           (816,595)
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency                                             666,034          5,044,883
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS             $       1,514,792  $       3,982,713
-------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest--
  Proceeds from sale of shares                         $       7,695,207  $      10,563,311
  Cost of shares redeemed                                     (5,286,085)        (3,347,894)
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                              $       2,409,122  $       7,215,417
-------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                             $       3,923,914  $      11,198,130
-------------------------------------------------------------------------------------------

NET ASSETS
At beginning of year                                   $      24,284,099  $      13,085,969
-------------------------------------------------------------------------------------------
AT END OF YEAR                                         $      28,208,013  $      24,284,099
-------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------
                                                     2004(1)      2003(1)      2002(1)       2001(1)(2)
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                 $   10.580   $    8.140   $   11.590    $   10.000
-------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment loss                                  $   (0.127)  $   (0.141)  $   (0.150)   $   (0.213)
Net realized and unrealized gain (loss)                   0.787        2.581       (3.300)        1.803
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                  $    0.660   $    2.440   $   (3.450)   $    1.590
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                       $   11.240   $   10.580   $    8.140    $   11.590
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                            6.24%       29.98%      (29.77)%       15.90%
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)              $   28,208   $   24,284   $   13,086    $    7,874
Ratios (As a percentage of average daily net assets):
  Expenses                                                 1.88%        2.19%        2.50%         3.80%(4)
  Expenses after custodian fee reduction                   1.88%        2.19%        2.50%         3.80%(4)
  Net investment loss                                     (1.18)%      (1.48)%      (1.70)%       (2.90)%(4)
Portfolio Turnover                                           21%          29%           0%(5)         0%(5)
-------------------------------------------------------------------------------------------------------

(1)  Net investment loss was computed using average shares outstanding.

(2) For the period from the start of business, May 2, 2001, to December 31, 2001.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Annualized.

(5)  Portfolio turnover is less than 1%.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND as of December 31, 2004 NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance VT Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks long-term capital growth by investing in a global and diversified portfolio of securities of health sciences companies. The Fund is made available only to separate accounts issued by participating insurance companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A INVESTMENT VALUATIONS -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.

C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2004, the Fund, for federal income tax purposes had a capital loss carryover of $66,856, which will expire on December 31, 2011. This amount will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. During the year ended December 31, 2004, capital loss carryovers of $731,943 were utilized to offset net realized gains.

D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

E USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

H FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

J OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2    DISTRIBUTIONS TO SHAREHOLDERS

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all of its net realized capital gains. Distributions are paid in the form of additional shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distribution in cash. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended December 31, 2004, paid-in capital was decreased by $323,669, accumulated net investment loss was decreased by $316,802, and accumulated net realized loss was decreased by $6,867 primarily due to differences between book and tax policies for net operating losses and foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards                 $    (66,856)
Net unrealized appreciation                $  2,528,199

The temporary differences between book and tax basis distributable earnings (accumulated losses) are due to wash sales.

3    SHARES OF BENEFICIAL INTEREST

The Trust has an underwriting agreement relating to the Fund with Eaton Vance Distributors, Inc. (EVD). The underwriting agreement presently provides that EVD, through the Fund's transfer agent, accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products. The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At December 31, 2004, separate accounts of two insurance companies owned 60% and 40%, respectively, of the Fund's shares outstanding. Transactions in Fund shares were as follows:

                                YEAR ENDED DECEMBER 31,
                             --------------------------
                                 2004            2003
-------------------------------------------------------
Sales                            711,324      1,055,089
Redemptions                     (497,128)      (367,761)
-------------------------------------------------------
NET INCREASE                     214,196        687,328
-------------------------------------------------------

4    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to the Advisory Agreement, OrbiMed Advisors, LLC (OrbiMed) serves as the Investment Adviser of the Fund. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Fund's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, and 0.70% of the next $500 million in average net assets. The fee rate declines for net assets of $1 billion and greater. In addition, effective May 1, 2002, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Fund based upon the investment performance of the Fund compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the year ended December 31, 2004, the fee was equivalent to 1.05% of the Fund's average daily net assets and amounted to $281,541.

Under an Administration Agreement between the Fund and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Fund. EVM earns a monthly fee at the annual rate of 0.25% of average daily net assets. For the year ended December 31, 2004, the administration fee was 0.25% of average net assets and amounted to $67,120.

Except for Trustees of the Fund who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser and administration fees. Certain officers and Trustees of the Fund are officers of the above organizations.

5    SERVICE FEES

The Fund has adopted a service plan that allows the Fund to pay service fees to insurance companies for providing personal and/or account services to account holders of insurance product separate accounts, which is equal to 0.25% of daily average net assets. Service fees for the year ended December 31, 2004 amounted to $67,120.

6    RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7    PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, other than short-term obligations, aggregated $8,416,078 and $5,145,545, respectively, for the year ended December 31, 2004.

8    LINE OF CREDIT

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks.

Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2004.

9    FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

The cost and unrealized appreciation (depreciation) in value of the investment securities of the Fund at December 31, 2004, as computed on a federal income tax basis, were as follows:

AGGREGATE COST                             $ 25,627,028
-------------------------------------------------------
Gross unrealized appreciation              $  5,069,260
Gross unrealized depreciation                (2,541,753)
-------------------------------------------------------
NET UNREALIZED APPRECIATION                $  2,527,507
-------------------------------------------------------

The net unrealized appreciation on foreign currency was $692 at December 31, 2004.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND as of December 31, 2004 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance VT Worldwide Health Sciences Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance VT Worldwide Health Sciences Fund, a series of Eaton Vance Variable Trust, (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2005

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

                                         TERM OF                                      NUMBER OF PORTFOLIOS
                         POSITION      OFFICE AND                                        IN FUND COMPLEX
      NAME AND           WITH THE       LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN BY
    DATE OF BIRTH          TRUST         SERVICE        DURING PAST FIVE YEARS             TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
James B. Hawkes           Trustee      Since 2000   Chairman, President and Chief              194              Director Of EVC
11/9/41                and President                Executive Officer of BMR,
                                                    EVC,EVM and EV; Director of EV;
                                                    Vice President and Director
                                                    of EVD. Trustee and/or officer of
                                                    194 registered investment
                                                    companies in the Eaton
                                                    Vance Fund Complex. Mr.Hawkes
                                                    is an interested person because
                                                    of his positions with BMR,
                                                    EVM, EVC and EV, which are
                                                    affiliates of the Fund.

Noninterested
Trustee(s)
Samuel L. Hayes, III      Trustee      Since 2000   Jacob H. Schiff Professor of               194         Director of Tiffany & Co.
2/23/35                                             Investment Banking                                      (specialty retailer) and
                                                    Emeritus,Harvard University                                  Telect, Inc.
                                                    Graduate School of Business                               (telecommunication
                                                    Administration.                                            services company)

William H. Park           Trustee      Since 2003   President and Chief Executive              194                   None
9/19/47                                             Officer, Prizm Capital
                                                    Management, LLC (investment
                                                    management firm) (since 2002).
                                                    Executive Vice President and
                                                    Chief Financial Officer, United
                                                    Asset Management Corporation (a
                                                    holding company owning
                                                    institutional investment
                                                    management firms)(1982-2001).

Ronald A. Pearlman        Trustee      Since 2003   Professor of Law, Georgetown               194                   None
7/10/40                                             University Law Center
                                                    (since 1999). Tax Partner,
                                                    Covington & Burling, Washington,
                                                    DC(1991-2000).

Norton H. Reamer          Trustee      Since 2000   President, Chief Executive                 194                   None
9/21/35                                             Officer and a Director of
                                                    Asset Management Finance Corp. (a
                                                    specialty finance company serving
                                                    the investment management
                                                    industry) (since October 2003).
                                                    President, Unicorn Corporation
                                                    (an investment and financial
                                                    advisory services company) (since
                                                    September 2000). Formerly,
                                                    Chairman, Hellman, Jordan
                                                    Management Co., Inc. (an
                                                    investment management company)
                                                    (2000-2003). Formerly, Advisory
                                                    Director of Berkshire Capital
                                                    Corporation (investment banking
                                                    firm)(2002-2003). Formerly
                                                    Chairman of the Board, United
                                                    Asset Management Corporation (a
                                                    holding company owning
                                                    institutional investment
                                                    management firms) and Chairman,
                                                    President and Director, UAM Funds
                                                    (mutual funds)(1980-2000).

Lynn A. Stout             Trustee      Since 2000   Professor of Law, University of            194                   None
9/14/57                                             California at Los Angeles School
                                                    of Law (since July 2001).
                                                    Formerly, Professor of
                                                    Law, Georgetown University Law
                                                    Center.

Principal Officers who are not Trustees

                                         TERM OF
                         POSITION      OFFICE AND
      NAME AND           WITH THE       LENGTH OF                             PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH          TRUST         SERVICE                              DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Arieh Coll            Vice President   Since 2004   Vice President of EVM and BMR. Officer of 7 registered investment
11/9/63                                             companies managed by EVM and BMR.

Thomas P. Huggins     Vice President   Since 2000   Vice President of EVM and BMR. Officer of 7 registered investment
3/7/66                                              companies managed by EVM and BMR.

Samuel D. Isaly       Vice President   Since 2000   Managing Partner of OrbiMed Advisors LLC. Officer of 3 registered
3/12/45                                             investment companies managed by EVM or BMR.

Scott H. Page         Vice President   Since 2000   Vice President of EVM and BMR. Officer of 14 registered investment
11/30/59                                            companies managed by EVM or BMR.

Jacob Rees-Mogg       Vice President   Since 2000   Investment Manager of Lloyd George. Officer of 3 registered investment
5/24/69                                             companies managed by EVM and BMR.

Duncan W. Richardson  Vice President   Since 2000   Senior Vice President and Chief Equity Investment Officer of EVM and BMR.
10/26/57                                            Officer of 45 registered investment companies managed by EVM or BMR.

Payson F. Swaffield   Vice President   Since 2000   Vice President of EVM and BMR. Officer of 14 registered investment
8/13/56                                             companies managed by EVM or BMR.

Michael Weilheimer    Vice President   Since 2000   Vice President of EVM and BMR. Officer of 11 registered investment
2/11/61                                             companies managed by EVM or BMR.

Alan R. Dynner
10/10/40                 Secretary     Since 2000   Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and
                                                    EVC. Officer of 194 registered investment companies managed by EVM or BMR.

James L. O'Connor        Treasurer     Since 2000   Vice President of BMR, EVM and EVD. Officer of 116 registered investment
4/1/45                                              companies managed by EVM or BMR.

Paul M. O'Neil             Chief       Since 2004   Vice President of EVM and BMR. Officer of 194 registered investment
7/11/53                 Compliance                  companies managed by EVM or BMR.
                          Officer

(1) Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

         ADMINISTRATOR OF EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

            ADVISER OF EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND
                              ORBIMED ADVISORS LLC
                                 767 3rd Avenue
                               New York, NY 10017

                             PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                   CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                                125 High Street
                                Boston, MA 02110


                 EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND
                            THE EATON VANCE BUILDING
                                255 State Street
                                Boston, MA 02109

  This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

VTHSSRC

                       This Page Intentionally Left Blank

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)-(d)

The following table presents aggregate fees billed to the registrant for the fiscal years ended December 31, 2003, and December 31, 2004 by the registrant's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

EATON VANCE VT FLOATING-RATE FUND

FISCAL YEARS ENDED                                      12/31/03       12/31/04
-------------------------------------------------------------------------------
Audit Fees                                            $   21,140     $   24,516

Audit-Related Fees(1)                                 $        0     $        0

Tax Fees(2)                                           $    6,000     $    6,100

All Other Fees(3)                                     $        0     $        0
                                                      ----------     ----------
Total                                                 $   27,140     $   30,616
                                                      ==========     ==========

EATON VANCE VT WORLD WIDE HEALTH SCIENCES FUND

FISCAL YEARS ENDED                                      12/31/03       12/31/04
-------------------------------------------------------------------------------
Audit Fees                                            $   21,100     $   22,050

Audit-Related Fees(1)                                 $        0     $        0

Tax Fees(2)                                           $    2,850     $    2,925

All Other Fees(3)                                     $        0     $        0
                                                      ----------     ----------
Total                                                 $   23,950     $   24,975
                                                      ==========     ==========

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the registrant's principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant's principal accountant for the last two fiscal years of the registrant; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant's principal accountant for the last two fiscal years of the registrant.

FISCAL YEARS ENDED                        12/31/03                                          12/31/04
------------------------------------------------------------------------------------------------------------------------
                       PRICEWATERHOUSECOOPERS      DELOITTE & TOUCHE     PRICEWATERHOUSECOOPERS      DELOITTE & TOUCHE
                                LLP                      LLP                      LLP                      LLP
REGISTRANT(1)          $                2,850         $      6,000       $                2,925        $       6,100

EATON VANCE(2)         $                    0         $    479,858       $               84,490        $     334,713

TOTAL                  $                2,850         $    485,858       $               87,415        $     340,813

(1) The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in this filing.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund's shareholders may recommend nominees to the registrant's Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i)sufficient background information concerning the candidate, INCLUDING EVIDENCE THE CANDIDATE IS WILLING TO SERVE AS AN INDEPENDENT TRUSTEE IF SELECTED FOR THE POSITION; AND (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations IN WRITING to the attention of the Governance Committee, c/o the Secretary of the Fund. THE SECRETARY SHALL RETAIN COPIES OF ANY SHAREHOLDER RECOMMENDATIONS WHICH MEET THE FOREGOING REQUIREMENTS FOR A PERIOD OF NOT MORE THAN 12 MONTHS FOLLOWING RECEIPT. THE SECRETARY SHALL HAVE NO OBLIGATION TO ACKNOWLEDGE RECEIPT OF ANY SHAREHOLDER RECOMMENDATIONS.

ITEM 10. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)      Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)   Treasurer's Section 302 certification.
(a)(2)(ii)  President's Section 302 certification.
(b)         Combined Section 906 certification.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE VARIABLE TRUST

By:   /s/James B. Hawkes
      ------------------
      James B. Hawkes
      President

Date:    February 16, 2005
         -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/James L. O'Connor
      --------------------
      James L. O'Connor
      Treasurer

Date: February 16, 2005
      -----------------

By:   /s/James B. Hawkes
      ------------------
      James B. Hawkes
      President

Date:    February 16, 2005
         -----------------